UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2010

FORTINET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Kifer Road

Sunnyvale, CA 94086

(Address of principal executive offices, including zip code)

(408) 235-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Fortinet, Inc. Bonus Plan

On January 20, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Fortinet, Inc. (the “Company”) adopted the Fortinet, Inc. Bonus Plan (the “Bonus Plan”) to provide cash incentive payouts to selected employees of the Company, including the Company’s executive officers, based upon performance goals established by the Committee. Under the Bonus Plan, the Committee determines the performance goals applicable to any award, which goals may include, without limitation, total revenue, cash flow, customer satisfaction, earnings, operating profit/loss, operating efficiency, gross margin, operating margin, and individual assessments, such as those based on peer reviews, or other subjective or objective criteria. Performance goals that include the Company’s financial results may be determined in accordance with U.S. generally accepted accounting principles (“GAAP”) or such financial results may consist of non-GAAP financial measures. The performance goals may differ from participant to participant and from award to award. The foregoing description is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the Bonus Plan, the Committee established bonus targets for members of senior management, including the Company’s executive officers, for fiscal 2010, based on targeted revenue and non-GAAP operating profit amounts. For fiscal 2010, the Company’s executive officers are eligible to receive cash awards of up to 30% of their respective annual base salaries based on achievement of performance goals and the results of their peer reviews, with the ability to earn less or more than these amounts based on their actual achievement levels. Any such awards will be measured and paid out on a quarterly basis.

Fourth Quarter Bonus Payments

The Committee also approved bonuses for the fourth quarter of fiscal year 2009 for each of its executive officers in the following amounts:

Executive Officer	Bonus Amount
Ken Xie	$37,338
Kenneth Goldman	$40,000
Michael Xie	$33,123
John Whittle	$38,000

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Fortinet, Inc. Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortinet, Inc.

Date: January 26, 2010	By:	/s/ JOHN WHITTLE
John Whittle Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fortinet, Inc. Bonus Plan